UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: February 5, 2004
                        --------------------------------
                        (Date of earliest event reported)


                         DREXLER TECHNOLOGY CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-6377                  77-0176309
-------------------------------        ----------           ------------------
(State or other jurisdiction of       (Commission            (I.R.S.  Employer
incorporation or organization)        File Number)          Identification No.)


         1077 Independence Avenue, Mountain View, California 94043-1601
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (650) 969-7277
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

        (c)    Exhibits

        The following exhibit is filed herewith as part of this Current Report on Form 8-K:

        Exhibit
        Number     Description
        ------     -----------

        99.1 News Release dated February 5, 2004, entitled "Drexler Technology Reports Results for FY04 Third Quarter Ended December 31, 2003," which is furnished pursuant to Item 12 of this Form 8-K.

Item 12.  Results of Operations and Financial Condition.

        On February 5, 2004, Drexler Technology Corporation issued a news release to report its financial results for the fiscal 2004 third quarter ended December 31, 2004. The full text of the news release is attached hereto as
Exhibit 99.1 to this Current Report on Form 8-K.

        The information furnished in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                    DREXLER TECHNOLOGY CORPORATION (Registrant)


Date: February 11, 2004             /s/Steven G. Larson
                                    -----------------------
                                    Steven G. Larson
                                    Vice President, Finance and Chief
                                    Financial Officer




                                INDEX TO EXHIBITS

Exhibit
Number             Description
------            ------------

  99.1 News Release dated February 5, 2004, entitled "Drexler Technology Reports Results for FY04 Third Quarter Ended December 31, 2003," which is included pursuant to Item 12 of this Form 8-K.


                                       -2-